AB CAP FUND, INC.
- AB All China Equity Portfolio
Class A (Ticker: ACEAX); Advisor Class (Ticker: ACEYX)
(the “Fund”)

Supplement dated July 30, 2025 to the Fund’s Prospectus and Summary Prospectus dated February 28, 2025, as amended.

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The following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectus and Summary Prospectus for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Kate Huang	Since July 2025	Vice President of the Adviser

John Lin	Since 2018	Senior Vice President of the Adviser

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The following replaces certain information under the heading “Management of the Funds – Portfolio Managers” in the Prospectus for the Fund.

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Kate Huang; since July 2025; Vice President of the Adviser	Vice President and Senior Research Analyst of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2020.

John Lin; since 2018; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2020. He is also Chief Investment Officer of Emerging Markets Value and China Equities.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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